Prudential Variable Investment Plan

                       Supplement, dated October 28, 2003
                        To Prospectus, dated May 1, 2003


The following expense examples supersede the expense examples that follow the "Summary of Contract Expenses" section of the May 1, 2003 prospectus. These expense examples were calculated based on the assumptions described below, including the maximum fees and expenses of any of the underlying mutual funds (not including the effect of any expense reimbursement or fee waiver).


EXPENSE EXAMPLES

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying mutual fund fees and expenses.

The Examples assume that you invest $10,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the variable investment options (i.e., the most expensive portfolio of the Series Fund, rather than the Real Property Account). Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables that follow.


Example 1 - If You Withdraw Your Assets
Example 1 assumes that:
     o    you invest $10,000 in the Variable Investment Plan;
     o you allocate all of your assets to the variable investment option having the maximum total operating expenses;
     o    you withdraw all your assets at the end of the time period indicated;
     o your investment has a 5% return each year; and o the underlying mutual fund's total operating expenses remain the same each year.

Your actual costs may be higher or lower.

Example 2 - If You Do Not Withdraw Your Assets
Example 2 assumes that:
     o    you invest $10,000 in the Variable Investment Plan;
     o you allocate all of your assets to the variable investment option having the maximum total operating expenses;
     o you do not withdraw any of your assets at the end of the time period indicated; o your investment has a 5% return each year; and
     o the underlying mutual fund's total operating expenses remain the same each year.

Your actual costs may be higher or lower.

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The following are examples of what your costs would be using these assumptions.
Note that withdrawal charges (which are reflected in Example 1) are assessed in connection with some annuity options, but not others.

--------------------------------------------------------------------------------------------------------------
EXAMPLE 1:                                               EXAMPLE 2:
IF YOU WITHDRAW YOUR ASSETS                              IF YOU DO NOT WITHDRAW YOUR ASSETS
--------------------------------------------------------------------------------------------------------------
1 YR          3 YRS        5 YRS       10 YRS            1 YR         3 YRS        5 YRS         10 YRS
--------------------------------------------------------------------------------------------------------------
$1,031        $1,292       $1,578      $2,411            $211         $652         $1,118        $2,411
--------------------------------------------------------------------------------------------------------------

Notes for Annual Underlying Mutual Fund Expenses:

These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The values shown in the 10 year column are the same for Example 1 and Example 2. This is because after 10 years, we would no longer deduct withdrawal charges when you make a withdrawal, or when you begin the income phase of your contract.

If your contract value is less than $10,000 on your contract anniversary (and upon a surrender), we deduct a $30 fee. These examples use an average annual contract fee, which we calculated based on our estimate of the total contract fees we expect to collect in 2003. Based on these estimates, the annual contract fee is included as an annual charge of 0.038% of contract value. Your actual fees will vary based on the amount of your contract and your specific allocation(s). Premium taxes are not reflected in these examples. A charge for premium taxes may apply depending on the state where you live.

The Real Property Account is not a mutual fund, and has greater expenses than any of the Series Fund portfolios. These higher expenses would result in cumulative expenses that are greater than what is depicted in the tables above.